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                                                                    EXHIBIT 21.1

                        SUBSIDIARIES OF JCM PARTNERS, LLC

       NAME                           STATE OF ORGANIZATION                   DOES BUSINESS AS
 Antelope Woods, LLC                       California                     Antelope Woods, LLC
 Carmichael Gardens, LLC                   California                     Carmichael Gardens, LLC
 Country Glen, LLC                         California                     Country Glen, LLC
 Creekside Gardens, LLC                    California                     Creekside Gardens, LLC
 Crestview Pines, LLC                      California                     Creekside Pines, LLC
 Diablo View, LLC                          California                     Diablo View, LLC
 Driftwood Apartments, LLC                 California                     Driftwood Apartments, LLC
 Fair Oaks Meadows, LLC                    California                     Fair Oaks Meadows, LLC
 Fairway Estates, LLC                      California                     Fairway Estates, LLC
 Foxworth, LLC                             California                     Foxworth, LLC
 Glenbrook Apartments, LLC                 California                     Glenbrook Apartments, LLC
 Granville, LLC                            California                     Granville, LLC
 Greenriar Apartments, LLC                 California                     Greenbriar Apartments, LLC
 Hidden Creek, LLC                         California                     Hidden Creek, LLC
 Inglewood Oaks, LLC                       California                     Inglewood Oaks, LLC
 JCM Properties, LLC                       California                     JCM Properties, LLC
 La Espana, LLC                            California                     La Espana, LLC
 La Riviera Apartments, LLC                California                     La Riviera Apartments, LLC
 La Riviera Commons, LLC                   California                     La Riviera Commons, LLC
 Laurel Glen, LLC                          California                     Laurel Glen, LLC
 Lincoln Place, LLC                        California                     Lincoln Place, LLC
 Mariner's Cove, LLC                       California                     Mariner's Cove, LLC
 Meadow Gardens I, LLC                     California                     Meadow Gardens I, LLC
 Meadow Gardens II, LLC                    California                     Meadow Gardens II, LLC
 Meadow Lakes, LLC                         California                     Meadow Lakes, LLC
 Meadowlark, LLC                           California                     Meadowlark, LLC
 Morningside Creek, LLC                    California                     Morningside Creek, LLC
 North Country Vista, LLC                  California                     North Country Vista, LLC
 Northlake Gardens, LLC                    California                     Northlake Gardens, LLC
 Northwood Place, LLC                      California                     Northwood Place, LLC
 Oakview, LLC                              California                     Oakview, LLC
 Oakwood Apartments, LLC                   California                     Oakwood Apartments, LLC
 Orangewood East, LLC                      California                     Orangewood East, LLC
 Orangewood West, LLC                      California                     Orangewood West, LLC
 Park Lakewood, LLC                        California                     Park Lakewood, LLC
 Parkwood, LLC                             California                     Parkwood, LLC
 Peach Tree Villa, LLC                     California                     Peach Tree Villa, LLC
 Peachwood, LLC                            California                     Peachwood, LLC
 Riverside Commons, LLC                    California                     Riverside Commons, LLC
 Rose Glen, LLC                            California                     Rose Glen, LLC
 Salvio Pacheco Square, LLC                California                     Salvio Pacheco Square, LLC
 Starlight Partners, LLC                   California                     Starlight Partners, LLC
 Sterling Pointe I, LLC                    California                     Sterling Pointe I, LLC
 Sterling Pointe II, LLC                   California                     Sterling Pointe II, LLC
 Sunrise Commons, LLC                      California                     Sunrise Commons, LLC


                                       40
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

 Villa Diablo, LLC                         California                     Villa Diablo, LLC
 Villa Verde North, LLC                    California                     Villa Verde North, LLC
 Village Green Apartments, LLC             California                     Village Green Apartments, LLC
 Walnut Woods, LLC                         California                     Walnut Woods, LLC
 Wilson Building, LLC                      California                     Wilson Building, LLC
 860 Kaiser, LLC                           California                     860 Kaiser, LLC
 938 Kaiser, LLC                           California                     938 Kaiser, LLC
 900 Business Park, LLC                    California                     900 Business Park, LLC
 908 Enterprise, LLC                       California                     908 Enterprise, LLC
 910 Enterprise, LLC                       California                     910 Enterprise, LLC
 988 Enterprise, LLC                       California                     988 Enterprise, LLC